UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2010


                           COMPETITIVE COMPANIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                          ----------------------------
                 (State or other jurisdiction of incorporation)


                 333-76630                      65-1146821
           ----------------------   ----------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)


            19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (210) 233-8980
                             ----------------------
              (Registrant's telephone number, including area code)



             -------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e4(c))
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                                TABLE OF CONTENTS



SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS .............................. 1

SECTION 2. FINANCIAL INFORMATION.............................................. 1

SECTION 3. SECURITIES AND TRADING MARKETS..................................... 1

SECTION 4. MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS........... 1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................ 1

           Item 5.02 Departure of Directors or Certain Officers; Election
           of Directors; Appointment of Certain Officers; Compensatory
           Arrangements of Certain Officers .................................. 1

SECTION 6. [RESERVED]......................................................... 1

SECTION 7. REGULATION FD................. .................................... 1

SECTION 8. OTHER EVENTS................. ..................................... 1

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS ................................. 2

SIGNATURES.................................................................... 2

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS


         Not Applicable


SECTION 2. FINANCIAL INFORMATION


         Not Applicable


SECTION 3. SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 21, 2010, Jerald L. Woods resigned as a director of Competitive Companies, Inc., a Nevada corporation (the "Company"), effective on that date, and the Company accepted Mr. Woods' resignation. Mr. Woods resigned voluntarily to pursue other interests. The Company has not yet identified a replacement to fill the vacancy on the Board of Directors created by Mr. Woods' resignation.

SECTION 6. [RESERVED]


SECTION 7. REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8. OTHER EVENTS

         Not Applicable.


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

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           COMPETITIVE COMPANIES, INC.
                         -----------------------------
                                  (Registrant)



Date: July 22, 2010


                              /s/ William H. Gray
                   ------------------------------------------
                    William H. Gray, Chief Executive Officer






























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